Exhibit 99.1

FOR IMMEDIATE RELEASE
Wednesday, October 15, 2008

FINMECCANICA AND DRS TECHNOLOGIES ANNOUNCE RECEIPT OF CFIUS APPROVAL

Rome, Italy, and Parsippany, N.J., USA – Finmeccanica S.p.A. (FNC.MI) and DRS Technologies, Inc. (NYSE: DRS) announced today that the Committee on Foreign Investment in the United States (CFIUS) has completed its review of the proposed merger of DRS with Finmeccanica and is permitting the merger to proceed.

As announced on May 12, 2008, Finmeccanica and DRS entered into a definitive merger agreement in which Finmeccanica will acquire DRS for US$81 per share. Completion of the CFIUS review was one of the conditions for the consummation of the merger. The merger continues to be subject to customary closing conditions for a transaction of this type, and it is expected that closing will occur in due course.

About Finmeccanica
Headquartered in Italy, Finmeccanica is a leading global high-technology company with core competencies in the design and manufacture of helicopters, civil and military aircraft, aero structures, satellites, space infrastructure, missiles, defense electronics and security. The company employs more than 60,000 people worldwide, including 2,100 employees at 32 sites in North America – not including DRS. For more information about Finmeccanica, please visit www.finmeccanica.com.

About DRS Technologies
DRS Technologies, headquartered in Parsippany, New Jersey, is a leading supplier of integrated products, services and support to military forces, government agencies and prime contractors worldwide. The company employs approximately 10,500 people. For more information about DRS Technologies, please visit www.drs.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. Such statements, including statements relating to the combined company's expectations for future financial performance, are not considered historical facts and are considered forward-looking statements under the federal securities laws. These statements may contain words such as "may," "will," "intend," "plan," "project," "expect," "anticipate," "could," "should," "would," "believe," "estimate," "contemplate," "possible" or similar expressions. These statements are not guarantees of the companies' future performance and are subject to risks, uncertainties and other important factors that could cause actual performance or achievements to differ materially from those expressed or implied by these forward-looking statements and include, without limitation, demand and competition for the companies' products and other risks or uncertainties. Given these uncertainties, you should not rely on forward-looking statements. Such forward-looking statements speak only as of the date on which they were made, and the companies undertake no obligations to update any forward-looking statements, whether as a result of new information, future events or otherwise.

MEDIA CONTACTS:

Finmeccanica S.p.A.
+39 06 32473 313
pressoffice@finnmeccanica.com

Richard Coltart
Vice President, International Media Relations
+44 789 400 5842
+44 789 400 5837
richard.coltart@finmeccanica.com

Dan Hill
+1 571 426 6837
dan.hill@finmeccanica.com

Roberto Alatri
Vice President, Press Office
+39 347 4184 430
roberto.alatri@finmeccanica.com

Roberta Acocella
Head of Periodical Trade Press
+39 335 5335 262
roberta.acocella@finmeccanica.com

DRS Technologies, Inc.

Richard M. Goldberg
Vice President, Public Affairs
+1 973 451 3584
goldberg@drs.com

INVESTOR CONTACTS:

Finmeccanica S.p.A

John D. Stewart
Vice President, Investor Relations
+39 06 32473 290
john.stewart@finmeccanica.com

Raffaella Luglini
Investor Relations Officer
+39 06 32473 066
raffaella.luglini@finmeccanica.com

DRS Technologies, Inc.

Patricia M. Williamson
Vice President, Investor Relations
+1 973 898 6025
p.williamson@drs.com

J. Patrick Fuhrmann
Director, Investor Relations
+1 973 451 3530
fuhrmann@drs.com